                                                                    Exhibit 10.1

                     FIFTH AMENDMENT TO FINANCING AGREEMENT

         THIS FIFTH AMENDMENT TO FINANCING AGREEMENT (this "Agreement") is made as of the 28th day of September, 2000, by TESSCO TECHNOLOGIES INCORPORATED (sometimes referred to herein as the "Parent"), a corporation organized under the laws of the State of Delaware, TESSCO COMMUNICATIONS INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware, WIRELESS SOLUTIONS INCORPORATED, a corporation organized under the laws of the State of Maryland, (each of the foregoing corporations, jointly and severally, collectively, the "Original Borrower") and CARTWRIGHT COMMUNICATIONS COMPANY, a corporation organized under the laws of the State of Delaware ("Cartwright"), jointly and severally (the Original Borrower and Cartwright collectively, the "Borrower"), and BANK OF AMERICA, N.A., a national banking association, formerly "NationsBank, N.A.," its successors and assigns (the "Lender").

                                    RECITALS

         A. The Borrower, NATIONAL AIRTIME CORPORATION, a corporation organized under the laws of the State of Delaware ("NAC"), and the Lender are parties to a Financing Agreement dated March 31, 1995 (the same as amended by First Amendment to Financing Agreement dated September 26, 1996 (the "First Amendment"), by Second Amendment to Financing Agreement dated February 28, 1997 (the "Second Amendment"), by Third Amendment to Financing Agreement dated June 13, 1997 (the "Third Amendment"), by Fourth Amendment to Financing Agreement dated September 30, 1999 (the "Fourth Amendment"), and as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements between the Borrower and the Lender with respect to the "Loans" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $15,000,000.

         B. The Borrower has advised the Lender that NAC has ceased operations, has no assets, has no liabilities other than the Obligations under the Financing Agreement, has allowed its charter to lapse, and has no intention of reviving its charter.

         C. The Borrower has requested that the Lender extend the maturity of the Borrower's Revolving Credit Facility from September 30, 2002 to September 30, 2003, increase the maximum amount of the Borrower's Revolving Credit Facility from $15,000,000 to $30,000,000, and amend certain provisions of the Financing Agreement. The Borrower has also requested that the Loan Agreement be amended to delete NAC from the definition of "Original Borrower" and "Borrower."

         D. The Lender is willing to agree to the Borrower's on the condition, among others, that this Agreement be executed and delivered.

         E. The Borrower and the Lender wish to amend the Financing Agreement as set forth below.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Borrower represents and warrants to the Lender as follows:

         (a) Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power to own its property and to carry on its business as now being conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary, except to the extent that the failure of such qualification shall not have a material adverse affect on the Borrower;

         (b) The Borrower has full corporate power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party, to make the borrowings under this Agreement, and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary corporate action; and

         (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents to which the Borrower is a party remain in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms.

         (d) All of Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents to which the Borrower is a party are true and correct on and as of the date of Borrower's execution of this Agreement; and

         (e) No Event of Default and no event which, with notice, lapse of time or both would constitute and Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Document which has not been waived in writing by the Lender.

         (f) NAC has ceased operations, has no assets, has no liabilities other than the Obligations under the Financing Agreement, has allowed its charter to lapse and has no intention of reviving its charter.

     3. The Financing Agreement is hereby amended as follows:

         (a) NAC is hereby deleted from the definition of "Original Borrower" and "Borrower" under the Financing Agreement. NAC shall no longer be a maker under the Revolving Credit Note.

         (b) The definition of "Revolving Credit Expiration Date" contained in
Section 1.1 of the Financing Agreement is hereby amended in its entirety as follows:

               "REVOLVING CREDIT EXPIRATION DATE" MEANS SEPTEMBER 30, 2003.

         (c) Section 2.1.1 of the Financing Agreement is hereby deleted and the following is substituted therefor

               2.1.1 REVOLVING CREDIT FACILITY. SUBJECT TO AND UPON THE PROVISIONS OF THIS AGREEMENT, THE LENDER ESTABLISHES A REVOLVING CREDIT FACILITY (THE "REVOLVING CREDIT FACILITY") IN FAVOR OF THE BORROWER. THE AGGREGATE OF ALL ADVANCES UNDER THE REVOLVING CREDIT FACILITY ARE SOMETIMES REFERRED TO IN THIS AGREEMENT COLLECTIVELY AS THE "REVOLVING LOAN". THE "REVOLVING CREDIT COMMITTED AMOUNT" MEANS $30,000,000.00. PROVIDED, HOWEVER, IN NO EVENT SHALL THE LENDER CONSIDER ANY REQUEST FOR A REVOLVING LOAN IF AFTER GIVING EFFECT TO THE BORROWER'S REQUEST, THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN AND OF THE LETTER OF CREDIT OBLIGATIONS WOULD EXCEED THE REVOLVING CREDIT COMMITTED AMOUNT.

         (d) Section 2.1.3 of the Financing Agreement is hereby amended in its entirety as follows:

               2.1.3 REVOLVING CREDIT NOTE. THE OBLIGATION OF THE BORROWER TO PAY THE REVOLVING LOAN WITH INTEREST SHALL BE EVIDENCED BY A PROMISSORY NOTE (AS FROM TIME TO TIME EXTENDED, AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, THE "REVOLVING CREDIT NOTE") SUBSTANTIALLY IN THE FORM OF EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF, WITH APPROPRIATE INSERTIONS. THE REVOLVING CREDIT NOTE SHALL BE DATED AS OF SEPTEMBER 28, 2000, SHALL BE PAYABLE TO THE ORDER OF THE LENDER AT THE TIMES PROVIDED IN THE REVOLVING CREDIT NOTE, AND SHALL BE IN THE PRINCIPAL AMOUNT OF $30,000,000. THE BORROWER ACKNOWLEDGES AND AGREES THAT, IF THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN OUTSTANDING FROM TIME TO TIME EXCEEDS THE FACE AMOUNT OF THE REVOLVING CREDIT NOTE, THE EXCESS SHALL BEAR INTEREST AT THE RATES PROVIDED FROM TIME TO TIME FOR ADVANCES UNDER THE REVOLVING LOAN EVIDENCED BY THE REVOLVING CREDIT NOTE AND SHALL BE PAYABLE, WITH ACCRUED INTEREST, ON DEMAND. THE REVOLVING CREDIT NOTE SHALL NOT OPERATE AS A NOVATION OF ANY OF THE OBLIGATIONS OR NULLIFY, DISCHARGE, OR RELEASE ANY SUCH OBLIGATIONS OR THE CONTINUING CONTRACTUAL RELATIONSHIP OF THE PARTIES HERETO IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. THE REVOLVING CREDIT NOTE SHALL EVIDENCE THE BORROWER'S OBLIGATION TO REPAY, WITH INTEREST, THE AUTOBORROW ADVANCES AS WELL AS OTHER ADVANCES.

         (e) Section 2.1.5 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

               2.1.5 REVOLVING CREDIT UNUSED LINE FEE. The Borrower shall pay to the Lender a quarterly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") based on the average daily unused and undisbursed portion of the of the Revolving Credit Committed Amount in effect from time to time accruing during each calendar quarter, (a) at a rate equal to one-eighth of one percent (0.125%) per annum on such unused and undisbursed portion up to and including $10,000,000, and
          (b) at a rate equal to one-quarter of one percent (0.25%) per annum on such unused and undisbursed portion in excess of $10,000,000.

         (f) Section 5.15 of the Financing Agreement is hereby amended in its entirety as follows:

               5.1.15 NET WORTH. COMMENCING OCTOBER 1, 2000, THE BORROWER WILL AT ALL TIMES MAINTAIN A NET WORTH OF NOT LESS THAN $39,000,000. THE NET WORTH REQUIREMENT OF THIS SECTION SHALL BE INCREASED AT THE END OF EACH FISCAL QUARTER, COMMENCING SEPTEMBER 30, 2001, BY 50% OF THE BORROWER'S NET INCOME (WITHOUT REGARD TO ANY LOSS) FROM THE IMMEDIATELY PRECEDING FISCAL QUARTER.

     4. Borrower hereby ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     5. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, searches, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel.

     6. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.

         SIGNATURES TO THIS AGREEMENT BEGIN ON THE FOLLOWING PAGE

                            Signature Page 1 of 3 to

                     FIFTH AMENDMENT TO FINANCING AGREEMENT

WITNESS:                          TESSCO TECHNOLOGIES INCORPORATED

/S/ ROBERT C. SINGER              By: /S/ ROBERT B. BARNHILL, JR.      (Seal)
                                      ---------------------------------
                                      Robert B. Barnhill, Jr.
                                      President and Chief Executive Officer



WITNESS:                          TESSCO COMMUNICATIONS INCORPORATED

/S/ ROBERT C. SINGER              By: /S/ ROBERT B. BARNHILL, JR.      (Seal)
--------------------------           ---------------------------------
                                      Robert B. Barnhill, Jr.
                                      President and Chief Executive Officer

WITNESS:                           TESSCO INCORPORATED

/S/ ROBERT C. SINGER               By: /S/ ROBERT B. BARNHILL, JR.     (Seal)
--------------------------            ---------------------------------
                                       Robert B. Barnhill, Jr.
                                       President and Chief Executive Officer

WITNESS:                          TESSCO FINANCIAL CORPORATION

/S/ ROBERT C. SINGER              By: /S/ ROBERT B. BARNHILL, JR.      (Seal)
--------------------------           ---------------------------------
                                      Robert B. Barnhill, Jr.
                                      President and Chief Executive Officer

                            Signature Page 2 of 3 to

                     FIFTH AMENDMENT TO FINANCING AGREEMENT

WITNESS:                          WIRELESS SOLUTIONS INCORPORATED

/S/ ROBERT C. SINGER              By: /S/ ROBERT B. BARNHILL, JR.      (Seal)
--------------------------           ---------------------------------
                                      Robert B. Barnhill, Jr.
                                      President and Chief Executive Officer

WITNESS:                          CARTWRIGHT COMMUNICATIONS COMPANY

/S/  ROBERT C. SINGER             By: /S/ ROBERT B. BARNHILL, JR.      (Seal)
--------------------------           ---------------------------------
                                      Robert B. Barnhill, Jr.
                                      President and Chief Executive Officer

                            Signature Page 3 of 3 to

                     FIFTH AMENDMENT TO FINANCING AGREEMENT


WITNESS:                            BANK OF AMERICA, N. A.

/S/                                 By:  /S/ JAMES W. GAITTENS         (Seal)
--------------------------               -------------------------------
                                         James W. Gaittens
                                         Senior Vice President